Page 26 of 29 Pages

                                    EXHIBIT C

                             JOINT FILING AGREEMENT

               The undersigned hereby agree that the statement on Schedule 13D with respect to the Common Stock of EarthLink Network, Inc. dated February 3, 1997 is, and any amendments thereto signed by each of the undersigned shall be, filed on behalf of each of us pursuant to and in accordance with the provisions of Rule 13d- 1(f) under the Securities Exchange Act of 1934.


Date:     February 3, 1997

                                        QUANTUM INDUSTRIAL PARTNERS LDC


                                        By:  /S/ MICHAEL C. NEUS
                                             ----------------------------------
                                             Michael C. Neus
                                             Attorney-in-Fact


                                        QIH MANAGEMENT INVESTOR, L.P.

                                        By:  QIH Management, Inc.,
                                             its General Partner


                                             By:  /S/ MICHAEL C. NEUS
                                                  -----------------------------
                                                  Michael C. Neus
                                                  Vice President


                                        QIH MANAGEMENT, INC.

                                        By:  /S/ MICHAEL C. NEUS
                                             ----------------------------------
                                             Michael C. Neus
                                             Vice President


                                        SOROS FUND MANAGEMENT LLC


                                        By:  /S/ MICHAEL C. NEUS
                                             ----------------------------------
                                             Michael C. Neus
                                             Assistant General Counsel


                                        GEORGE SOROS


                                        By:  /S/ MICHAEL C. NEUS
                                             ----------------------------------
                                             Michael C. Neus
                                             Attorney-in-Fact

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                                                             Page 27 of 29 Pages



                                        STANLEY F. DRUCKENMILLER


                                        By:  /S/ MICHAEL C. NEUS
                                             ----------------------------------
                                             Michael C. Neus
                                             Attorney-in-Fact


                                        DUQUESNE CAPITAL MANAGEMENT, L.L.C.


                                        By:  /S/ GERALD KERNER
                                             ----------------------------------
                                             Gerald Kerner
                                             Managing Director